EXHIBIT 10.16.13


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                            DATED 31ST DECEMBER 2004

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                           TARRANT COMPANY LIMITED (1)
                                      AND
                              MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                  (AS OBLIGORS)

                                       AND

               UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                              (AS SECURITY TRUSTEE)

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                               AMENDMENT AGREEMENT
                                       TO
                  SYNDICATED COMPOSITE GUARANTEE AND DEBENTURE

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                              BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                    HONG KONG

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


THIS AMENDMENT AGREEMENT is made the 31st day of December, 2004


BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4) UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("UPSC") in its capacity as trustee for the Beneficiaries (the "SECURITY TRUSTEE").


WHEREAS:

(A) Under the terms of a syndicated composite guarantee and debenture (the "GUARANTEE AND DEBENTURE") entered into on 13th June 2002 by and between the Obligors and the Security Trustee (as trustee for and on behalf of each of the Beneficiaries), the Obligors, inter alia, granted various first fixed and floating charges over and in respect of the Charged Assets in favour of the Security Trustee (as trustee for and on behalf of each of the Beneficiaries), as a continuing security for the payment, performance and discharge of the Secured Obligations, upon the terms and subject to the conditions set out therein.

(B) Under the terms of the Loan Agreement, UPSC has agreed, at the request of the Obligors, to advance a loan of US$5,000,000 to the Obligors upon and subject to the terms and conditions set out therein.

(C) It is a condition precedent to the Loan Agreement that each of the Obligors execute and deliver this Amendment Agreement in order to agree and acknowledge that the obligations of the Obligors under the Financing Documents (as defined in the Loan Agreement) shall be deemed to be included in the definition of "Secured Obligations" under the Guarantee and Debenture.

(D) The parties have agreed to enter into this Amendment Agreement upon and subject to the terms and conditions set out herein.


NOW IT IS AGREED as follows:-

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Amendment Agreement and in the Guarantee and Debenture, the following words and expressions shall (except where the context otherwise requires) have the following meanings:-


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


        "Loan Agreement"            the term loan agreement entered into on even
                                    date herewith by and between the Obligors and UPSC pursuant to which UPSC has agreed, at the request of the Obligors, to advance a loan of US$5,000,000 to the Obligors upon and subject to the terms and conditions thereof; and

         "Loan Agreement            all  monies,   obligations  and  liabilities
         Obligations"               (whether   present  or  future,   actual  or
                                    contingent)  on the part of each  Obligor to
                                    UPSC to be paid,  performed  or  discharged,
                                    whether  directly  or  indirectly,  under or
                                    pursuant   to  the  terms  of  the   Finance
                                    Documents (as defined in the Loan Agreement) to which such Obligor is a party.

1.2 Words and phrases which are not defined or construed in this Amendment Agreement but which are defined or construed in the Guarantee and Debenture, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Amendment Agreement and the Guarantee and Debenture, the terms of this Amendment Agreement shall prevail.

2.       AMENDMENTS

2.1      Each of the Obligors hereby acknowledges and agrees that:-

         2.1.1 UPSC shall be deemed to be included in the definition of the "Beneficiaries" under the Guarantee and Debenture, and the
                  Guarantee and Debenture shall be deemed to be amended accordingly;

         2.1.2 the Finance Documents (as defined in the Loan Agreement) shall be deemed to be included in the definition of the "Finance Documents" under the Guarantee and Debenture, and the Guarantee and Debenture shall be deemed to be amended accordingly;

         2.1.3 the Loan Agreement Obligations shall be deemed to be included in the definition of "Secured Obligations" under the Guarantee and Debenture, and the Guarantee and Debenture shall be deemed to be amended accordingly;

         2.1.4 the Security Documents (as defined in the Loan Agreement, and including both the Continuing Security Documents and the New
                  Security Documents, in each case as defined in the Loan Agreement) shall be deemed to be included in the definition of "Security Documents" under the Guarantee and Debenture, and the Guarantee and Debenture shall be deemed to be amended accordingly; and

         2.1.5 the terms and conditions of the Guarantee and Debenture shall continue to secure all the Secured Obligations, including all Loan Agreement Obligations under the Loan Agreement.


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


3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of (a) the Security Trustee under the Guarantee and Debenture or (b) UPSC under any of the other Finance Documents, nor constitute a waiver of any provision of the Guarantee and Debenture or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Guarantee and Debenture and all other Finance Documents shall remain unchanged and in full force and effect and each of the Obligors hereby ratifies and confirms its obligations thereunder. This Amendment Agreement shall not constitute a modification of the Guarantee and Debenture or any of the other Finance Documents or a course of dealing with the Security Trustee or UPSC at variance with the Guarantee and Debenture or any of the other Finance Documents such as to require further notice by the Security Trustee or UPSC to require strict compliance with the terms of the Guarantee and Debenture or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Obligors acknowledges and expressly agrees that each of the Security Trustee and UPSC reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Guarantee and Debenture and all other Finance Documents. The Obligors have no knowledge of any challenge to the Security Trustee's or UPSC's claims arising under the Guarantee and Debenture or any of the other Finance Documents, or to the effectiveness of the Guarantee and Debenture or any of the other Finance Documents.

3.2 The parties hereby acknowledge and confirm that neither the obligations of any Obligor nor the rights and remedies of the Security Trustee and UPSC under the Guarantee and Debenture or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Amendment Agreement or the variation of the terms and conditions of the Guarantee and Debenture in accordance with this Amendment Agreement.

4.       GENERAL

4.1 This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Amendment Agreement shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.


IN WITNESS WHEREOF this Amendment Agreement has been entered into the day and year first above written.


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


THE OBLIGORS


THE COMMON SEAL of                  )
TARRANT COMPANY LIMITED             )
was hereunto affixed                )
in the presence of:                 )


/S/ HENRY CHU
------------------------------------
Henry Chu, Director


 /S/ CHARLES LAI
------------------------------------
Charles Lai, Director/Secretary


THE COMMON SEAL of                  )
MARBLE LIMITED                      )
was hereunto affixed                )
in the presence of:                 )


/S/ HENRY CHU
------------------------------------
Henry Chu, Director


 /S/ GRACE TAM
------------------------------------
Grace Tam, Director/Secretary


THE COMMON SEAL of                  )
TRADE LINK HOLDINGS LIMITED         )
was hereunto affixed                )
in the presence of:                 )


/S/ HENRY CHU
------------------------------------
Henry Chu, Director


 /S/ GRACE TAM
------------------------------------
Grace Tam, Director/Secretary


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


THE SECURITY TRUSTEE


SIGNED for and on behalf of         )
UPS CAPITAL GLOBAL                  )
TRADE FINANCE CORPORATION           )
by:                                 )
in the presence of:                 )        /S/ JOHN P. HOLLOWAY
                                             -----------------------------------
                                             John P. Holloway
                                             SIGNATURE

/S/ KETAK SAMPAT
------------------------------------
WITNESS


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